UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2024

Bellicum Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36783	20-1450200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3730 Kirby Drive, Ste. 1200, Houston, TX 77098

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 281-454-3424

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed in the Current Report on Form 8-K filed on January 24, 2024 by Bellicum Pharmaceuticals, Inc., a Delaware corporation (the “Company”), on January 24, 2024, the Company convened a special meeting of stockholders, which was subsequently adjourned (the “Special Meeting”), for the purpose of approving (i) the Asset Purchase Agreement, dated November 21, 2023 (such agreement, as amended on December 8, 2023 pursuant to that certain Amendment No. 1 to Asset Purchase Agreement and as it may be further amended, modified or supplemented from time to time, the “Asset Purchase Agreement”), by and among the Company and The University of Texas M. D. Anderson Cancer Center, an institution of higher education and an agency of the State of Texas (“MDACC”), which provides for the sale to MDACC of certain assets, including all rights to each program of research and development related to (a) CaspaCIDe (inducible caspase-9), the Rimiducid-inducible safety switch designed to abrogate high-grade adverse events associated with genetically-modified cell therapies, (b) inducible MyD88/CD40 (iMC), the Rimiducid-inducible activation switch designed to enhance effector cell proliferation and persistence and to resist exhaustion and inhibitory signals, (c) dual-switch GoCAR-T, incorporating both iMC and a modified rapalog-inducible caspase-9 safety switch, and (d) Rimiducid (the “Asset Sale”), and may be deemed under Delaware law to be a sale of substantially all of our assets, and the consummation of the other transactions contemplated by the Asset Purchase Agreement (the “Asset Sale Proposal”) and (ii) subject to approval of the Asset Sale Proposal, the liquidation and dissolution of the Company in accordance with Section 275 of the Delaware General Corporation Law (the “Dissolution”) and pursuant to the Plan of Dissolution attached to the Information Statement (as defined herein) (the “Plan of Dissolution”) (the “Dissolution Proposal”). There were 4,132,740 shares of common stock of the Company present or represented by proxy at the Special Meeting, which did not constitute a quorum under the Company bylaws.

Accordingly, the Special Meeting was adjourned without any business being conducted in order to allow time to achieve a quorum and to allow the Company’s stockholders additional time to vote on the Asset Sale Proposal and Dissolution Proposal.

The Special Meeting is scheduled to reconvene virtually on Wednesday, February 20, 2024, at 8 a.m., Pacific Time (the “Reconvened Special Meeting”) for Company stockholders to vote on the Asset Sale Proposal and Dissolution Proposal. The close of business on January 29, 2024, is the new record date for the determination of stockholders of the Company entitled to vote at the Reconvened Special Meeting. Record stockholders of the Company who have previously submitted their proxy or otherwise voted do not need to take any action. Stockholders who hold their shares in “street name” and submitted a voting instruction form for the Special Meeting are encouraged to reach out to their bank, broker or other nominee to determine whether they are required to submit another voting instruction form in order to vote at the Reconvened Special Meeting. No changes have been made in the proposals to be voted on by stockholders at the Reconvened Special Meeting.

During the adjournment period, the Company will continue to solicit votes from its stockholders with respect to the Asset Sale Proposal and the Dissolution Proposal. The Company encourages all stockholders who have not yet voted to do so promptly. As of January 29, 2024, the Company had 11,833,280 shares of common stock issued and outstanding.

A copy of the notice of the reconvened special meeting of stockholders is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company encourages all of its stockholders to read the Company’s information statement relating to the Special Meeting (the “Information Statement”) furnished with the Current Report on Form 8-K filed on December 14, 2023, by the Company, which is available free of charge on the SEC website at www.sec.gov.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” which include, but are not limited to, all statements that do not relate solely to historical or current facts, such as statements regarding the Company’s expectations, intentions or strategies regarding the future, the timing and outcome of the Reconvened Special Meeting, and the completion or effects of the Asset Sale and the Dissolution. In some cases, these statements include words like: “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue” and “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. The Company’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: the Company obtaining the requisite stockholder vote to approve the Asset Sale and the Dissolution, the ability of the parties to consummate the Asset Sale, satisfaction of closing conditions precedent to the consummation of the Asset Sale, potential delays in consummating the Asset Sale, the ability of the Company to timely execute the Dissolution, the execution costs to the Company of the Asset Sale and the Dissolution, the extent of other liabilities that the Company will be required to satisfy or reserve for in connection with the Dissolution, the impact of these costs and other liabilities on the cash, property and other assets available for distribution to the stockholders in the Dissolution, and the amount of cash (if any) that will be distributed to the stockholders in connection with the Asset Sale and the Dissolution. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in the Company’s most recent filings with the SEC, including the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov. The forward-looking are made only as of the date thereof, respectively. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Number	Description of Exhibits
99.1	Notice of Special Meeting of Stockholders to be Reconvened on February 20, 2024, dated January 29, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bellicum Pharmaceuticals, Inc.

Dated: January 30, 2024	By:	/s/ Richard A. Fair
Richard A. Fair
Principal Executive and Financial Officer